UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 744-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K is being furnished to disclose the press release issued by Pinnacle Financial Partners, Inc., a Tennessee corporation (the “Company”), on January 19, 2016. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 2.02 of Form 8-K, announced the Company’s results of operations for the three months ended March 31, 2016.

The press release contains non-GAAP financial information (including revenue, net income, earnings per diluted share and various performance ratios) for various periods excluding the impact of one or more of investment gains, expenses related to other real estate owned, expenses incurred in connection with the Company’s recently completed acquisitions of CapitalMark Bank and Trust (“CapitalMark”) and Magna Bank (“Magna”), investment in Banker’s Healthcare Group, (“BHG”), proposed acquisition of Avenue Financial Holdings, Inc., and Federal Home Loan Bank prepayment charges.

The press release also contains certain non-GAAP capital ratios. These non-GAAP financial measures exclude the impact of goodwill and core deposit intangibles associated with the Company’s acquisition of Mid-America Bancshares, Inc. and Cavalry Bancorp, Inc., which the Company acquired on November 30, 2007 and March 15, 2006, respectively as well as the Company’s acquisitions of CapitalMark and Magna.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in the press release are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies.

The Company believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. In addition, because intangible assets such as goodwill and the core deposit intangible, and the type of expenses excluded from the GAAP calculations each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.

The Company’s management utilizes this non-GAAP financial information to compare the Company’s operating performance for 2016 versus the comparable periods in 2015 and to internally prepared projections.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Pinnacle Financial Partners, Inc. dated April 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date: April 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Pinnacle Financial Partners, Inc. dated April 18, 2016